UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

Sculptor Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33805	26-0354783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street,
New York, NY 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(212) 790-0000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 29, 2023, Sculptor Capital Management, Inc. (the “Company”) responded to the letters sent by and on behalf of Daniel Och on August 22, 2023, which were included as Exhibit 28 and Exhibit 29 to Amendment No. 24 to Mr. Och’s Schedule 13D filing made on August 22, 2023. Copies of the Company’s cover letter and Section 220 response letter are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K respectively, and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (“SEC”). The Company makes available free of charge on its website (www.sculptor.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website (www.sculptor.com) to distribute company information, including assets under management by investment strategy, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to its press releases, SEC filings and public conference calls and webcast. The contents of the Company’s website is not, however, a part of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Cover Letter to Daniel S. Och, dated August 29, 2023

99.2	Section 220 Response Letter to Daniel S. Och, dated August 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information About the Transaction and Where to Find It

This communication relates to a proposed transaction between Rithm Capital Corp. and the Company. In connection with the proposed transaction, the Company filed a preliminary proxy statement on Schedule 14A on August 21, 2023 with the SEC. Promptly after filing its definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC, the Company intends to mail or otherwise provide to its stockholders such Proxy Statement. The Company may also file other documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents containing information about the Company and the proposed transaction filed with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.sculptor.com. In addition, the proxy statement and other documents filed by the Company with, or furnished to, the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at investorrelations@sculptor.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise are included in the preliminary proxy statement and will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. You can obtain a free copy of this document from the Company using the contact information above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

The communication contains statements which may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed transaction. All statements, other than statements of current or historical fact, contained in this communication may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements represent the Company’s current expectations regarding future events and are subject to a number of assumptions, trends, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings filed with the SEC, which are available on the Company’s website (www.sculptor.com).

Factors that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied include, but are not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and stockholder approvals; uncertainties as to the timing of the transaction; litigation relating to the transaction; the impact of the transaction on the Company’s business operations (including the threatened or actual loss of employees, clients or suppliers); incurrence of unexpected costs and expenses in connection with the transaction; and financial or other setbacks if the transaction encounters unanticipated problems. Other important factors that could cause actual results to differ materially from those expressed or implied include, but are not limited to, risks related to changes in the financial, equity and debt markets, risks related to political, economic and market conditions and other risks discussed and identified in public filings made by the Company with the SEC.

New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this communication, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Capital Management, Inc.
Dated: August 30, 2023

	By:	/s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer